UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
October 10, 2005

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware                                                                         13-3275609
(State or other jurisdiction of                                          (I.R.S. Employer
incorporation or organization)                                         Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

Item 8.01 Other Matters

    Our press release dated October 10, 2005, a copy of which is annexed to this report as Exhibit no. 99.1, is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

    99.1 Our press release dated October 10, 2005 is filed with this report.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October11, 2005

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President